Exhibit 10.19

AMENDMENT NO. 4 TO LEASE AGREEMENT

This Amendment No. 4 to Lease Agreement (this “Amendment”) dated as of the 11th day of July, 2022, made by and between BOMAX HOLDINGS LLC, a New York limited liability company with an address at 3 East Evergreen Road, #1045, New City, New York 10965-5101  (“Landlord”) and TRANSACT TECHNOLOGIES INCORPORATED, a Delaware corporation with an address 1 Hamden Center, 2319 Whitney Avenue, Suite 3B   (“Tenant”)

WITNESSETH

WHEREAS, Landlord and Tenant are, respectively, the Landlord and the Tenant under the Lease dated July 18, 2001, as amended by: (i) Amendment No. 1 to Lease Agreement dated as of May 8, 2012, (ii) Amendment No. 2 to Lease Agreement dated as of January 14, 2016, and (iii) Amendment No. 3 to Lease Agreement dated as of February 28, 2020 (as amended, the “Lease”) with respect to the property known as 20 Bomax Drive, Village of Lansing, County of Tompkins, State of New York (the “Property) as more particularly described in the Lease; and

WHEREAS  Bomax Properties LLC, assigned the Lease to Landlord, and Landlord assumed the Lease as of March 3rd  2022; and

WHEREAS, Landlord and Tenant desire to modify certain of the Lease terms;

Notwithstanding any clause in this Lease to the contrary, the following provisions shall prevail:

1.
Tenant shall maintain, at all times during the Lease Term (as defined in the Lease), comprehensive general liability insurance issued by an insurance company licensed to do business in the State of New York that is reasonably satisfactory to Landlord.  During the Lease Term, Tenant shall provide Landlord with certificate(s) of insurance in a form reasonably acceptable to Landlord evidencing the foregoing insurance so maintained by Tenant and naming Landlord and Landlord’s mortgagees, if any, as additional insured parties. The insurance limit coverage will be $2M General Aggregate/$1M each occurrence and $100,000.00 in property damage coverage.

2.	The remaining provisions of the Lease shall remain in full force and effect, except as the same may be in conflict with this Amendment.

3.	This Amendment may be signed in counterparts and all copies are the same as the originals.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to the Lease as of the date and year first above written.

LANDLORD:	TENANT:
Bomax Holdings LLC	TransAct Technologies Incorporated

By:	/s/ Mark Junger	By:	/s/ Steven A. DeMartino
Name:	Mark Junger	Name:	Steven A. DeMartino
Title:	Managing Member	Title:	President and CFO